                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2000


                              PHARMACIA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                           1-2516                  43-0420020
(State of Incorporation)                 (Commission              (IRS Employer
                                         File Number)          Identification Number)


          100 Route 206 North
              Peapack, NJ                                               07977
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (908) 901-8000

Item 1.  Not Applicable

Item 2.  Not Applicable

Item 3.  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

On May 18, 2000, the Registrant engaged PricewaterhouseCoopers LLP as principal independent accountants to report on its consolidated financial statements for the three years ended December 31, 1999, restated to give retroactive effect to the merger of Monsanto Company and Pharmacia & Upjohn, Inc., which was completed on March 31, 2000 and accounted for as a pooling of interests. PricewaterhouseCoopers LLP replaced Deloitte & Touche LLP as principal independent accountants solely for the examination of the above mentioned consolidated financial statements.

The reports of Deloitte & Touche LLP on the financial statements of Monsanto Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with such audits for the two most recent fiscal years and through May 18, 2000, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements of Monsanto Company for such years.

The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 19, 2000, is filed as Exhibit 16 to this Form 8-K.

At its June 2000 meeting, the Audit and Finance Committee of the Registrant's Board of Directors will discuss proposals from Deloitte & Touche LLP and from PricewaterhouseCoopers LLP to serve as the Registrant's principal independent accountant with respect to the Registrant's current year financial statements and reports. It is expected that, at that meeting, the Audit and Finance Committee will either select one of these firms as the Registrant's principal independent accountant for the current year or agree on a process to be followed to select the Registrant's principal independent accountant for the current year.

Item 5.    Other Events

As previously reported in the registrant's Form 10-Q for the quarterly period ended March 31, 2000, on March 31, 2000, a subsidiary of Monsanto Company ("Monsanto") and Pharmacia & Upjohn, Inc. ("P&U") completed their merger (the "Merger") whereby P&U became a wholly owned subsidiary of Monsanto. On that same date, Monsanto changed its name to Pharmacia Corporation ("the company" or "registrant"). Accordingly, the registrant's Form 10-Q filing included restated financial statements for the applicable periods. The company is filing herewith certain financial information, including restated audited consolidated financial statements of the company as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of the company, which are being filed as Exhibit 99 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent accountants' reports filed as part of Exhibit 99.

The consolidated financial statements give retroactive effect to the Merger which was accounted for as a pooling of interests as described in Note 2 to the consolidated financial statements. Accordingly, the company has restated the consolidated financial statements and all financial information to reflect the combined operations, financial position and cash flows of both companies.

Pursuant to Rule 11-02(c) of Regulation S-X, the filing of restated audited financial information as Exhibit 99 to this Current Report on Form 8-K eliminates the requirement to include pro forma financial information in Item 7 in an amendment to the Registrant's Current Report on Form 8-K filed on April 13, 2000

Item 6.  Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not Applicable

         (b) Not Applicable

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

   Exhibit No.                   Description of Exhibit
  -----------                    ----------------------

   16               Letter of Agreement with Item 4 comments from
                    Deloitte & Touche LLP

   23.1             Consent of PricewaterhouseCoopers LLP

   23.2             Consent of Deloitte & Touche LLP

   27               Financial Data Schedule

   99 Restated financial information as of December 31, 1999 and 1998 and for each of the fiscal years ended December 31, 1999, 1998 and 1997.

SIGNATURE:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PHARMACIA CORPORATION
                                        ---------------------
                                        (Registrant)


DATE:  May 19, 2000                   /S/R. G. Thompson
                                         R. G. Thompson
                                         Senior Vice President
                                         and Corporate Controller

EXHIBIT INDEX


Exhibit   Description

16        Letter of Agreement with Item 4 comments from Deloitte & Touche LLP

23.1      Consent of PricewaterhouseCoopers LLP

23.2      Consent of Deloitte & Touche LLP

27        Financial Data Schedules

99 Restated financial information as of December 31, 1999 and 1998 and for each of the fiscal years ended December 31, 1999, 1998 and 1997.